UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2006

CALIFORNIA-ENGELS MINING COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA                     1-3871                 94-0357560
(State or Other Jurisdiction   (Commission File	      (IRS Employer
of Incorporation)              Number)               	Identification No.)

117 Crescent Street
P.O. Box 778
Greenville, California                         		95947-0778
(Address of Principal Executive Office)               (Zip Code)

(530) 284-6191
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pursuant to its Exploration Permit With Option to Lease and Purchase dated April 18, 2006, American Sheffield Inc., a Nevada corporation, a wholly owned subsidiary of Sheffield Resources Ltd., a British Columbia corporation, has exercised its option to enter into a Mining Lease with Option to Purchase Registrant's 36 patented lode mining claims and
162.12 acres of fee lands at Engelmine, Lights Creek Mining District, Plumas County, California.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA-ENGELS MINING COMPANY
Registrant

September 18, 2006                   By: /s/ Norman A. Lamb
                                                 Norman A. Lamb, President
                                                 and Chief Executive Officer